Exhibit (s)

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Eddie A. Grier, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Eddie A. Grier
Eddie A. Grier

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Frances L. Cashman, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Frances L. Cashman
Frances L. Cashman

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Kathleen A. Dennis, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Nancy C. Everett, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Nancy C. Everett
Nancy C. Everett

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Jakki L. Haussler, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Jakki L. Haussler
Jakki L. Haussler

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Dr. Manuel H. Johnson, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Dr. Manuel H. Johnson
Dr. Manuel H. Johnson

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Michael F. Klein, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Patricia A. Maleski, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Patricia A. Maleski
Patricia A. Maleski

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that W. Allen Reed, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that Richard G. Gould III, a Director/Trustee of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO (each a “Fund”), whose signature appears below, constitutes and appoints Mark F. Parise, Todd P. Zerega and Betselot Zeleke, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement and amendment(s) to the registration statement set forth opposite the name of each Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: April 23, 2026

/s/ Richard G. Gould III
Richard G. Gould III

Appendix A

April 23, 2026

Institutional and Retail Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Morgan Stanley Institutional Fund, Inc.	265, 266, 267, 268, 269, 270, 271, 272, 273, 274, 275 to Form N-1A
Morgan Stanley Institutional Fund Trust	223, 224, 225, 226, 227, 228, 229, 230, 231, 232, 233, 234 to Form N-1A
Morgan Stanley Institutional Liquidity Funds	66, 67, 68, 69, 70, 71, 72, 73, 74, 75, 76 to Form N-1A
Morgan Stanley Insight Fund	78, 79, 80, 81, 82, 83, 84, 85, 86, 87 to Form N-1A
Morgan Stanley Long Duration Government Opportunities Fund	79, 80, 81, 82, 83, 84, 85, 86, 87, 88 to Form N-1A
Morgan Stanley Variable Insurance Fund, Inc.	79, 80, 81, 82, 83, 84, 85, 86, 87, 88 to Form N-1A
Morgan Stanley U.S. Government Money Market Trust	63, 64, 65, 66, 67, 68, 69, 70, 71, 72 to Form N-1A
Morgan Stanley ETF Trust	27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41 to Form N-1A
E*TRADE Trust	2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16 to Form N-1A

AIP Funds	Securities Act of 1933 Registration Statement Amendment Nos.
Alternative Investment Partners Absolute Return Fund	1, 2, 3, 4, 5, 6, 7, 8, 9, 10 to Form N-2
Alternative Investment Partners Absolute Return Fund STS	1, 2, 3, 4, 5, 6, 7, 8, 9, 10 to Form N-2
AIP Alternative Lending Fund A	2, 3, 4, 5, 6, 7, 8, 9, 10, 11 to Form N-2
AIP Alternative Lending Fund P	2, 3, 4, 5, 6, 7, 8, 9, 10, 11 to Form N-2